CONDENSED STATEMENTS OF CASH FLOWS (USD $)	9 Months Ended
Jun. 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (54,669)
Adjustments to reconcile net (loss) to cash used in operating activities:
Stock based compensation	8,400
Change in operating assets and liabilities:
Accounts payable and accrued expenses	14,461
Income tax payable	0
Net cash used in operating activities	(31,808)
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	21,050
Net cash provided by financing activities	21,050
NET (DECREASE) INCREASE IN CASH	(10,758)
CASH AND CASH EQUIVALENTS at beginning of period	22,660
CASH AND CASH EQUIVALENTS at end of period	11,902
Cash paid for:
Interest	0
Income Taxes	0
Supplemental schedule of non-cash investing and financing activities
Stock based compensation	$ 8,400